UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2017 (July 27, 2017)

Resource Income Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	80-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 231-7050
Resource Income & Opportunity REIT, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into Material Definitive Agreement.

Resource Income Opportunity REIT, Inc. (formerly known as “Resource Income & Opportunity REIT, Inc.”) (the “Company”), commenced an initial public offering of up to $1.1 billion in shares of its common stock in June 2015 (the “Offering”), which, as previously disclosed, was suspended in April 2017 in connection with a planned restructuring. Prior to such suspension, the Company was offering up to $1.1 billion in any combination of its Class A and Class AA common stock (respectively, the “Class A shares” and the “Class AA shares,” which Class AA shares were previously classified as shares of Class T common stock). The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company’s stockholders to offer $1.0 billion in the primary offering in any combination of Class T, Class S, Class D and Class I shares of the Company’s common stock (respectively, the “Class T shares,” the “Class S shares,” the “Class D shares” and the “Class I shares”) and up to $100 million pursuant to the Company’s distribution reinvestment plan (the “DRIP”) in any combination of Class T, Class S, Class D, Class I and Class A shares, provided that the Company may reallocate the amount of shares offered pursuant to its primary offering and DRIP. In connection with such determination by the Board, the Company has entered into certain material agreements as described below.

Advisory Agreement

On August 1, 2017, the Company entered into the Second Amended & Restated Advisory Agreement (the “Amended Advisory Agreement”) with Resource IO Advisor, LLC, the Company’s advisor (the “Advisor”).

The Amended Advisory Agreement updates as appropriate the terms of the Amended & Restated Advisory Agreement by and between the Advisor and the Company, effective as of October 1, 2015, in order to reflect (1) the existence of the Company’s newly designated Class T, Class S, Class D and Class I shares; (2) that the Company will pay an advisory fee to the Advisor comprised of a monthly fixed component and an annual performance-based component; (3) that the Company will no longer pay acquisition or disposition fees to the Advisor; and (4) that the Company will not begin to reimburse the Advisor for the organization and offering expenses that it incurs on the Company’s behalf until January 1, 2020, subject to an earlier commencement of such reimbursement in the Company’s discretion under certain conditions.

The term of Amended Advisory Agreement is for one year from its effective date of August 1, 2017, subject to renewals by each party for an unlimited number of successive one-year periods. The Amended Advisory Agreement may be terminated upon 60 days’ written notice by the Company with or without cause and without penalty upon the vote of a majority of the Company’s independent directors, or upon 60 days’ written notice by the Advisor with or without good reason and without penalty. “Cause” is defined in the Amended Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Advisor in connection with performing its duties, the bankruptcy of the Advisor or upon a material breach of the agreement by the Advisor. “Good Reason” is defined in the Amended Advisory Agreement to mean (i) any failure to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform obligations under this Agreement; or (ii) any material breach of this Agreement of any nature whatsoever by the Company.

The foregoing summary of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Limited Partnership Agreement

On August 1, 2017, the Company entered into the Second Amended & Restated Limited Partnership Agreement (the “Amended Operating Partnership Agreement”) of Resource IO OP, LP (the “Operating Partnership”) with Resource IO Holdings, LLC (the “Limited Partner”). The Amended Operating Partnership Agreement amends and restates the Amended & Limited Partnership Agreement entered into on October 1, 2015, by and among the Company, the Limited Partner and Resource Innovation Office SLP, LLC (the “Special Limited Partner”). The Amended Operating Partnership Agreement reflects (1) the removal of all provisions relating to the Operating Partnership’s LTIP units, of which none were issued or outstanding; and (2) that removal of all provisions relating to special operating partnership units, all of which were repurchased from the Special Limited Partner prior to the execution of the Amended Operating Partnership Agreement and, pursuant to which, the Special Limited Partner previously was entitled to receive 15% of distributions made by the Operating Partnership after the Limited Partner and the Company realized a 6% pre-tax annual return on their capital investments in the Operating Partnership. The Amended Operating Partnership Agreement does not provide for the issuance any special operating partnership units.

The foregoing summary of the Amended Operating Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Operating Partnership Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Dealer Manager Agreement

On August 1, 2017, the Company entered into the Fourth Amended & Restated Dealer Manager Agreement (the “Amended Dealer Manager Agreement”), with Resource Securities, Inc. (the “Dealer Manager”). The Amended Dealer Manager Agreement amends and restates the Third Amended & Restated Dealer Manager Agreement, dated October 1, 2015, between the Company and the Dealer Manager in order to, among other things, establish the compensation payable to the Dealer Manager by the Company in connection with the restructured Offering.

Under the Amended Dealer Manager Agreement, the Company will pay the Dealer Manager a dealer manager fee of up to 0.5% of the transaction price per Class T share sold in the primary offering and selling commissions of up to 3.0% of transaction price per Class T share sold in the primary offering and up to 3.5% of the transaction price per Class S share sold in the primary offering. Prior to the date (the “NAV pricing date”) on which the Company determines its net asset value (“NAV”) the transaction price per Class T share and Class S Share will each equal $10.00. Following the NAV Pricing Date, the Company will adjust the transaction price at the end of each business day to equal the prior day’s NAV per share for such class. The Amended Dealer Manager Agreement provides that the Dealer Manager will reallow all selling commissions and may reallow a portion of the dealer manager fee to the participating broker-dealer responsible for the sale of such Class T or Class S shares, as applicable.

The Amended Dealer Manager Agreement also provides that each Class T, Class S and Class D share sold in the primary offering will be subject to a distribution and shareholder servicing fee, payable monthly in arrears, which accrues daily in an amount equal to (i) with respect to each outstanding Class T share, 1/365th of 1.0% of the transaction price per Class T share, consisting of an advisor distribution and shareholder servicing fee of 1/365th of 0.75% and a dealer distribution and shareholder servicing fee of 1/365th of 0.25%, provided that with respect to Class T shares sold through certain participating broker-dealers, these may be different amounts so long as the aggregate distribution and shareholder servicing fee shall always equal 1.0%; (ii) with respect to each outstanding Class S shares, 1/365th of 1.0% of the transaction price per Class S share for such day; (iii) and with respect to each outstanding Class D share in an amount equal to 1/365th of 0.25% of the transaction price per Class D share for such day. The Company will cease paying the distribution and shareholder servicing fee with respect to Class T, Class S or Class D shares held in a customer account at the end of the month in which the Dealer Manager, in conjunction with the transfer agent for the Offering, determines that total selling commissions, dealer manager fees and distribution and shareholder servicing fees paid with respect to all Class T, Class S or Class D shares held in such account would exceed 8.5% (or a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer in effect at the time such Class T, Class S or Class D shares were first issued to such account) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under the DRIP with respect thereto). At the end of such month, such Class T, Class S or Class D shares (and any shares issued under the DRIP with respect thereto) will convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such shares. In addition to the terms described above, all distribution and shareholder servicing fees shall cease, and all Class T, Class S and Class D shares will convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such shares on the earliest of the following, should any of these events occur: (i) the date at which, in the aggregate, underwriting compensation from all sources equals 10% of the gross proceeds from Offering (i.e., excluding proceeds from sales pursuant to the DRIP); (ii) the date on which the Company lists its Class I common stock on a national securities exchange; and (iii) the date of a merger or other extraordinary transaction in which the Company is a party and in which the Company’s common stock is exchanged for cash or other publicly traded securities. The Amended Dealer Manager Agreement provides that the Dealer Manager will reallow the distribution and shareholder servicing fee payable on each Class T, Class S and Class D share to the participating broker-dealer responsible for the sale of such Class T, Class S or Class D share, as applicable, or under certain conditions, to the broker-dealer servicing the account of the holder of such share.

The foregoing summary of the terms of the Amended Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Dealer Manager Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

On July 27, 2017, in connection with the Company’s payment obligations under its tender offer to repurchase all issued and outstanding Class A and Class AA shares, which tender offer expired on July 20, 2017, the Company received $1.365 million from the Advisor. In exchange for the delivery of such $1.365 million, the Company executed a promissory note naming the Advisor as the payee. Such promissory note matures on July 27, 2018, subject to extension for a period not to exceed six months, and bears interest at a floating rate of one-month LIBOR plus 3.00%. The Company may prepay the promissory note in whole or in part with no prepayment premium.

The foregoing summary of the terms of the promissory note does not purport to be complete and is qualified in its entirety by reference to the promissory note, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

Third Articles of Amendment and Restatement

On July 31, 2017, the Company filed its Third Articles of Amendment and Restatement (the “Amended Articles”) with the State Department of Assessments and Taxation of Maryland. The Amended Articles (1) changed the name of the Company from “Resource Income & Opportunity REIT, Inc.” to “Resource Income Opportunity REIT, Inc.,” and (2) reflected the Board’s recent actions to authorize the issuance of Class T, Class S, Class D and Class I shares. The Amended Articles were approved by the Board and the Company’s stockholders.

Prior to the filing of the Amended Articles, the Company had authority to issue 500,000,000 shares of its capital stock, consisting of 400,000,000 shares of common stock, $0.01 par value per share, 125,000,000 of which were classified as shares of Class A common stock and 275,000,000 of which were classified as shares of Class AA common stock, and 100,000,000 shares of preferred stock, $0.01 par value per share. On July 31, 2017, the Board (i) authorized an additional 750,000,000 shares of common stock for issuance, such that the Company is authorized to issue 1,250,000,000 shares, consisting of 1,150,000,000 shares of common stock and 100,000,000 shares of preferred stock; and (ii) classified the additional unclassified 750,000,000 shares of common stock and reclassified and designated certain authorized but unissued Class A shares and all authorized but unissued Class AA shares such that following such reclassification and designation, and as reflected in the Amended Articles, the Company’s authorized shares of common stock are classified and designated as follows:

Class	No. of Shares
Class A Common Stock	50,000,000
Class T Common Stock	200,000,000
Class S Common Stock	200,000,000
Class D Common Stock	200,000,000
Class I Common Stock	500,000,000

The foregoing summary of the terms of the Amended Articles does not purport to be complete and is qualified in its entirety by reference to the Amended Articles, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 31, 2017, the Company’s stockholders unanimously approved the Amended Articles at a special meeting.

Item 8.01.	Other Events.

On April 21, 2017, as previously disclosed, the Board unanimously approved the suspension of the DRIP and the Company’s share repurchase program. On July 31, 2017, in connection with the restructuring of the Offering, the Board reinstated the DRIP and the Company’s share repurchase program, each of which as amended in part to account for the Company’s offering of Class T shares, Class S shares, Class D shares and Class I shares in its primary offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Fourth Amended & Restated Dealer Manager Agreement between Resource Income Opportunity REIT, Inc. and Resource Securities, Inc., dated as of August 1, 2017

3.1	Third Articles of Amendment and Restatement of Resource Real Estate Income & Opportunity REIT, Inc., dated as of July 31, 2017

10.1	Second Amended & Restated Advisory Agreement between Resource Income Opportunity REIT, Inc. and Resource IO Advisor, LLC, dated as of August 1, 2017

10.2	Second Amended & Restated Limited Partnership Agreement of Resource IO OP, LP, between Resource Income Opportunity, Inc. and Resource IO Holdings, LLC, dated as of August 1, 2017

10.3	Promissory Note dated July 27, 2017

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements (such as those with respect to the payment of fees or distributions) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with future economic, competitive and market conditions, future business decisions and those risks set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE INCOME OPPORTUNITY REIT, INC.

By:	/s/ Alan Feldman
Name:	Alan Feldman
Title:	Chief Executive Officer

Date: August 1, 2017

EXHIBIT INDEX

Exhibit Number	Description

1.1	Fourth Amended & Restated Dealer Manager Agreement between Resource Income Opportunity REIT, Inc. and Resource Securities, Inc., dated as of August 1, 2017

3.1	Third Articles of Amendment and Restatement of Resource Real Estate Income & Opportunity REIT, Inc., dated as of July 31, 2017

10.1	Second Amended & Restated Advisory Agreement between Resource Income Opportunity REIT, Inc. and Resource IO Advisor, LLC, dated as of August 1, 2017

10.2	Second Amended & Restated Limited Partnership Agreement of Resource IO OP, LP, between Resource Income Opportunity, Inc. and Resource IO Holdings, LLC, dated as of August 1, 2017

10.3	Promissory Note dated July 27, 2017